EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: April 2009
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.
Date: June 15, 2009	by:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Financial Officer

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
CONSOLIDATED CONDENSED
STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

Period Ended
April 30, 2009
(In thousands,
except for
per share amounts)
Revenues:
Minimum rents	$66,817
Tenant recoveries	30,788
Overage rents	838
Land sales	260
Other	2,555

Total revenues	101,258

Expenses:
Real estate taxes	9,766
Repairs and maintenance	6,499
Marketing	970
Ground and other rents	403
Other property operating costs	12,558
Land sales operations	609
Provision for doubtful accounts	93
Property management and other costs	2,468
General and administrative	928
Provisions for impairment	19
Depreciation and amortization	25,248

Total expenses	59,561

Operating income	41,697

Interest (expense) income, net	(44,574)

Loss before income taxes, noncontrolling interests, equity in income of Unconsolidated Real Estate Affiliates and reorganization items	(2,877)
Provision for income taxes	(799)
Equity in income of Unconsolidated Real Estate Affiliates	305
Reorganization items	(3,990)

Net loss	(7,361)
Allocation to noncontrolling interests	(169)

Net loss attributable to common stockholders	$(7,530)

Basic and Diluted Loss Per Share:	$(0.02)
Dividends declared per share	—

Comprehensive Loss, Net:
Net loss	$(7,530)
Other comprehensive income:
Net unrealized losses on financial instruments	(1,410)
Accrued pension adjustment	2,296
Foreign currency translation	8,277
Unrealized losses on available-for-sale securities	(25)

Other comprehensive income	9,138

Comprehensive income attributable to common stockholders	$1,608

The accompanying notes are an integral part of these consolidated condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
CONSOLIDATED CONDENSED BALANCE SHEET
(UNAUDITED)

April 30,
2009
(Dollars in thousands)
Assets:
Investment in real estate:
Land	$2,946,039
Buildings and equipment	19,482,021
Less accumulated depreciation	(3,792,101)
Developments in progress	973,790

Net property and equipment	19,609,749
Investment in and loans to/from Unconsolidated Real Estate Affiliates	406,400
Investment property and property held for development and sale	1,098,098
Investment in consolidated non-debtor entities	2,169,750

Net investment in real estate	23,283,997
Cash and cash equivalents	62,136
Accounts and notes receivable, net	330,646
Goodwill	230,901
Deferred expenses, net	231,734
Prepaid expenses and other assets	636,474

Total assets	$24,775,888

Liabilities and Equity:
Deferred tax liabilities	$891,849
Accounts payable and accrued expenses	37,448

Liabilities not subject to compromise	929,297
Mortgages, notes and loans payable	21,778,758
Accounts payable and accrued expenses	1,174,613

Liabilities subject to compromise	22,953,371

Total liabilities	23,882,668

Redeemable noncontrolling interests:
Preferred	120,756
Common	6,698

Total redeemable noncontrolling interests	127,454

Commitments and Contingencies	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 313,765,799 shares issued as of April 30, 2009	3,137
Additional paid-in capital	9,580,621
Retained earnings (accumulated deficit)	(8,700,731)
Accumulated other comprehensive loss	(54,169)
Less common stock in treasury, at cost, 1,449,939 shares as of April 30, 2009	(76,752)

Total stockholder’s equity	752,106
Noncontrolling interests in consolidated real estate affiliates	13,660

Total equity	765,766

Total liabilities and equity	$24,775,888

The accompanying notes are an integral part of these consolidated condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
On April 16, 2009 (the “Commencement Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (“Chapter 11”). On April 23, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors (collectively, the “Debtors”) own and operate approximately 166 regional shopping centers. The Debtors intend to work with their constituencies to emerge from bankruptcy as quickly as possible while executing a plan of reorganization that extends mortgage maturities, reduces corporate debt and overall leverage, and preserves GGP’s integrated, national business operations. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included in this report as Annex A. As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information on either a by Debtor or by Operating Property basis.
Pursuant to Chapter 11 (specifically including, but not limited to, 11 U.S.C. § 362), a debtor is afforded certain protection against its creditors. Chapter 11 prohibits creditors from taking certain actions (such as pursuing collection efforts or proceeding to foreclose on secured obligations) related to debts that may have been owing prior to the Commencement Date. In conjunction with the petitions, the Debtors requested the Bankruptcy Court to permit the Chapter 11 Cases to be jointly administered and to approve certain other actions and procedures relative to the operations of the Debtors subsequent to the Commencement Date. Such approvals were obtained on an interim basis on April 16th and April 23rd, respectively.
On May 8, 2009, the Bankruptcy Court approved, on a final basis, the Debtors request to, among other things, honor certain prepetition obligations to its employees, taxing authorities and certain of its critical service providers, as well as continue their business in the ordinary course during the pendency of Chapter 11 Cases. At that hearing, the Debtors sought authority to enter into a postpetition financing arrangement with a prospective lender after a competitive bidding process. However, as a result of objections raised by a number of interested parties in the Chapter 11 Cases, the Debtors reopened the selection process for their postpetition financing and, on May 11, 2009, held an auction to consider additional bids by interested lenders. On May 14, 2009, the Bankruptcy Court approved the Debtors’ entry into the DIP Facility, as defined and further discussed in Note 6. On May 14, 2009, the Bankruptcy Court also approved, on a final basis, the Debtors’ request to honor certain prepetition obligations to tenants and continue use of the Debtors’ centralized cash management system.
Since approval of the DIP Facility, the Debtors have focused on stabilizing their business and maintaining profitability during the Chapter 11 Cases. To that end, on June 1, 2009, the Debtors filed a variety of motions with the Bankruptcy Court to facilitate their transition into Chapter 11 and to allow for certain ordinary course transactions to continue on a postpetition basis. By these motions, the Debtors requested, among other things: (i) an extension of the Debtors’ deadline to file their Schedules of Assets and Liabilities and Statement of Financial Affairs and Schedules through July 31, 2009; (ii) authorization to conduct certain ordinary course sales without further notice or order from the Bankruptcy Court; (iii) authorization to retain their ordinary course (non-restructuring) professionals during the pendency of the Chapter 11 Cases; (iv) authorization to establish procedures for the settlement of certain prepetition mechanics’ lien claims; and (v) authorization to establish certain procedures with respect to, and be granted limited authority to settle, personal injury claims, tenant rent collection matters, and certain de minimis customer accommodations. A hearing on these ordinary course motions is expected to occur on June 24, 2009.
Certain parties have filed motions to dismiss certain of the Debtors from the Chapter 11 Cases on the grounds that, among other things, their bankruptcy filings were not properly authorized. The Debtors, by and through their counsel, are contesting these motions.

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
NOTE 2 Basis of Presentation
The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. In particular, as the Debtors are currently operating under the provisions of Chapter 11, these consolidated condensed financial statements have been prepared in accordance with AICPA Statement of Position 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code”, as amended (“SOP 90-7”). Accordingly, our consolidated financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should we be unable to continue as a going concern. However, in accordance with SOP 90-7, all prepetition liabilities subject to compromise (“LSTC” — see Note 5) have been segregated from liabilities not subject to compromise in the consolidated balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Interest expense related to prepetition LSTC has been reported only to the extent that it is estimated to be paid during the pendency of the Chapter 11 Cases, is permitted by the Bankruptcy Court, or is expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid, such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our consolidated condensed statement of operations as reorganization items (Note 8).
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been reflected as Investment in consolidated non-debtors and the related earnings (at the Debtors’ ownership share, typically 100%) has been reflected within Equity in Income of Real Estate Affiliates. In addition, in the Consolidated Condensed Statement of Income and Comprehensive Income, the operations for the April 16 Debtors and the April 22 Debtors are presented from the respective commencement dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not consistent with any of our financial statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with non-debtor entities are non-interest bearing, unsecured, payable on demand and have been reflected as a component of equity. In addition, the financial information contained in such financial statements for the Debtors is preliminary and unaudited and does not purport to show the results of operations or statement of position of the Debtors in accordance with GAAP as, primarily, only normal recurring adjustments are made for the routine monthly closing of our books. Accordingly, certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items have not been prepared for the purposes of this Monthly Operating Report. If this information had been subject to the procedures performed to prepare our quarterly and annual financial information in accordance with GAAP and the rules and regulations of the SEC, we believe that the financial information could be subject to changes and such changes could be material. Therefore, there can be no assurance that the financial information for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon the Monthly Operating Report.
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2008 which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2009 (the “2009 Interim Report”), as

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
certain footnote disclosures which would substantially duplicate those contained in our Annual Report and such 2009 Interim Report have been omitted from this report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meanings as in our Annual Report.
NOTE 3 Summary of Significant Accounting Policies
See Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our Annual Report and Note 1 “Organization” in the Notes to Consolidated Financial Statements included in our 2009 Interim Report for a summary of the accounting policies that we consider to be significant to us.
NOTE 4 Cash, Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This inter-company account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account. In addition, the Debtors agreed to maintain a cash reserve in such account equal to the balance of the cumulative cash transfers from the Operating Properties subject to first-liens, as reduced by cumulative disbursements on behalf of such Operating Properties since the Commencement Date.
On April 30, 2009, the aggregate cumulative postpetition inter-company amounts due (to) from GGPLP was $27.7 million In addition, as of April 30, 2009, the aggregate amount held in the combined GGPLP cash account upon which the first-lien holders have such lien rights was approximately $237.1 million.
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders to the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of the Debtors’ prepaid expenses and other assets as of April 30, 2009:

	April 30,
	2009
	(In thousands)
Below-market ground leases	$184,643
Receivables — finance leases and bonds	80,893
Security and escrow deposits	83,296
Real estate tax stabilization agreement	74,223
Prepaid expenses	66,374
Special Improvement District receivable	50,236
Above-market tenant leases	30,661
Deferred tax	20,076
Other	46,072

Total prepaid expenses and other assets	$636,474	*

*	Excludes certain reclassifications and accruals that are only prepared on a quarterly basis.
The components of the Debtors’ consolidated security and escrow deposits as of April 30, 2009 are summarized as follows:

Total
(In thousands)
Debt Service Escrows	$3,704
Real Estate Tax Escrows	19,576
Construction/major maintenance reserves	6,734
Security/project reserves	23,252
Collateralized letters of credit and other credit support	1,905
Operating funds — cash traps	26,623
Other	1,502

Total security and escrow deposits	$83,296

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
The following table summarizes the significant components of the Debtors’ accounts payable and accrued expenses as of April 30, 2009. No significant amounts included in the unpaid or accrued balances listed below are past due at April 30, 2009.

April 30,
2009
(In thousands)
Accounts payable and accrued expenses	$175,269
Construction payable	176,542
Additional purchase price for The Palazzo	56,013
FIN 48 liability	131,449
Accrued interest	185,940
Accrued real estate taxes	84,782
Below-market tenant leases	67,716
Deferred gains/income	72,278
Hughes participation payable	72,755
Accrued Payroll and other employee liabilities	47,176
Unapplied cash receipts	36,427
Derivative financial instruments	14,581
Tenant and other deposits	18,216
FIN 47 liability	20,134
Accounts payable to affiliates	(32,221)
Above-market ground leases	13,733
Insurance reserve	17,553
Capital lease obligations	8,188
Nouvelle at Natick deferred revenue	13,838
Other	31,692

Total accounts payable and accrued expenses	1,212,061
Less: liabilities not subject to compromise	(37,448)

Total liabilities subject to compromise	$1,174,613 *

*	Excludes certain reclassifications, eliminations and accruals that are prepared on a quarterly basis only.
The following table summarizes the amounts of LSTC at April 30, 2009:

(In thousands)
Accounts payable and accrued expenses	$1,174,613
Mortgages and secured notes	15,158,357
Unsecured notes	6,620,401

Total liabilities subject to compromise	$22,953,371

NOTE 6 DIP Facility
On May 14, 2009, the Bankruptcy Court issued an order authorizing certain Debtors to enter into a Senior Secured Debtor in Possession Credit, Security and Guaranty Agreement among the Company, as co-borrower, GGP Limited Partnership, as co-borrower, certain of their subsidiaries, as guarantors, UBS AG, Stamford Branch, as agent (the “DIP Agent”), and the lenders party thereto (the “DIP Facility”).

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
The DIP Facility provides for an aggregate commitment of $400 million (the “DIP Term Loan”), which will be used to refinance certain prepetition secured indebtedness and provide additional liquidity to the Debtors during the pendency of the Chapter 11 Cases. The DIP Facility provides that principal outstanding on the proposed DIP Term Loan will bear interest at an annual rate equal to LIBOR (subject to a minimum LIBOR floor of 1.5%) plus 12%.
Subject to certain conditions precedent, the Company will have the right to elect to repay all or a portion of the outstanding principal amount of the DIP Term Loan, plus accrued and unpaid interest thereon and all exit fees at maturity, by issuing (i) common stock of the Company to the lenders (the “Equity Conversion”) or (ii) debt to the lenders, which would be issued for a three-year term, prepayable at any time without penalty or premium, and otherwise on terms substantially similar to those of the DIP Term Loan. Any Equity Conversion will be limited to the lenders’ receipt of Company common stock equaling no more than (i) 8.0% of the Company common stock distributed in connection with the Debtors’ plan of reorganization, as confirmed by the Bankruptcy Court (the “ Plan of Reorganization ”), on a fully-diluted basis, or (ii) 9.9% of the Company common stock actually distributed in connection with the Plan of Reorganization on its effective date, without giving effect to common stock held back for the payment of contingencies. The DIP Credit Agreement contains customary covenants, representations and warranties, and events of default, including obligations to periodically provide certain operating information concerning the Debtors directly to the DIP Agent. On May 15, 2009, the DIP Term Loan closed and the Company used approximately $225 million of the $400 million in proceeds to repay certain pre-petition secured indebtedness.
NOTE 7 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are party to numerous executory contracts. Under Chapter 11, the Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors are reviewing the potential rejection of certain of their contracts (except for their operating tenant leases), none have been rejected as of this time. Claims may result if an executory contract is rejected.
NOTE 8 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

Period ended
General and Administrative Expenses	April 30, 2009
(In thousands)
Insider compensation	$626
Professional fees*	52
Supplies and office costs	4
Public Company expense	137
Fees, insurance and other	109

Total general and administrative	$928

*	Routine operating professional fees only, professional fees related to strategic initiatives are reported separately as a reorganization item.

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
Reorganization items represent the direct and incremental costs of operating subject to the provisions of Chapter 11, such as professional fess, prepetition liability claim adjustments related to terminated contracts that are probable and can be estimated, and charges related to expected allowed claims. The table below lists the significant items recognized by their category for the period ended April 30, 2009 (in thousands):

Period ended
Reorganization Items income (expense)	April 30, 2009
(In thousands)
Gains on liabilities subject to compromise (1)	$—
Interest income (2)	(32)
U.S. Trustee fees (3)	177
Restructuring costs (4)	3,845
Debtor In Possession deferred financing costs	—
Total reorganization items	$3,990

(1)	This charge primarily includes repudiation, rejection or termination of contracts or guarantee of obligations.

(2)	Interest income primarily reflects amounts earned on cash accumulated as a result of our Chapter 11 cases.

(3)	Estimate of fees due for applicable reporting period remain subject to confirmation and review by the U.S. Trustee.

(4)	See Schedule VIII.

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
CONSOLIDATING CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Period Ended April 30, 2009
			Consolidated
	Debtors	Eliminations	Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$67,075	$(258)	$66,817
Tenant recoveries	30,788	—	30,788
Overage rents	838	—	838
Land sales	260	—	260
Other	2,629	(74)	2,555

Total revenues	101,590	(332)	101,258

Expenses:
Real estate taxes	9,766	—	9,766
Repairs and maintenance	6,499	—	6,499
Marketing	970	—	970
Ground and other rents	494	(91)	403
Other property operating costs	12,573	(15)	12,558
Land sales operations	609	—	609
Provision for doubtful accounts	93	—	93
Property management and other costs	2,690	(222)	2,468
General and administrative	933	(5)	928
Provisions for impairment	19	—	19
Depreciation and amortization	25,250	(2)	25,248

Total expenses	59,896	(335)	59,561

Operating income	41,694	3	41,697

Interest (expense) income, net	(44,670)	96	(44,574)

Net (loss) income before income taxes, noncontrolling interests, equity in income of Unconsolidated Real Estate Affiliates and reorganization items	(2,976)	99	(2,877)
Provision for income taxes	(799)	—	(799)
Equity in income of Unconsolidated Real Estate Affiliates	305	—	305
Reorganization items	(3,990)	—	(3,990)

Net (loss) income	(7,460)	99	(7,361)
Allocation to noncontrolling interests	(389)	220	(169)

Net (loss) income attributable to common stockholders	$(7,849)	$319	$(7,530)

Basic and Diluted Earnings Per Share:	$(0.02)	$0.00	$(0.02)
Dividends declared per share	—	—	—

Comprehensive Income, Net:
Net (loss) income	$(7,849)	$319	$(7,530)
Other comprehensive income:
Net unrealized losses on financial instruments	(705)	(705)	(1,410)
Accrued pension adjustment	2,351	(55)	2,296
Foreign currency translation	9,020	(743)	8,277
Unrealized losses on available-for-sale securities	(13)	(12)	(25)

Other comprehensive income (loss)	10,653	(1,515)	9,138

Comprehensive income (loss) attributable to common stockholders	$2,804	$(1,196)	$1,608

The accompanying notes are an integral part of these consolidated financial statements.

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
CONSOLIDATED CONDENSED BALANCE SHEET
(UNAUDITED)

	April 30, 2009
			Consolidated
	Debtors	Eliminations	Debtors
		(In thousands)
Assets:
Investment in real estate:
Land	$2,946,039	$—	$2,946,039
Buildings and equipment	19,484,294	(2,273)	19,482,021
Less accumulated depreciation	(3,792,186)	85	(3,792,101)
Developments in progress	974,033	(243)	973,790

Net property and equipment	19,612,180	(2,431)	19,609,749
Investment in and loans to/from Unconsolidated Real Estate Affiliates	626,517	(220,117)	406,400
Investment property and property held for development and sale	1,098,098	—	1,098,098
Investment in consolidated non-debtor entities	16,438,563	(14,268,813)	2,169,750

Net investment in real estate	37,775,358	(14,491,361)	23,283,997
Cash and cash equivalents	62,136	—	62,136
Accounts and notes receivable, net	331,631	(985)	330,646
Goodwill	230,901	—	230,901
Deferred expenses, net	231,734	—	231,734
Prepaid expenses and other assets	655,000	(18,526)	636,474

Total assets	$39,286,760	$(14,510,872)	$24,775,888

Liabilities and Equity:
Deferred tax liabilities	$891,849	$—	$891,849
Accounts payable and accrued expenses	41,412	(3,964)	37,448

Total liabilities not subject to compromise	933,261	(3,964)	929,297
Mortgages, notes and loans payable	22,255,321	(476,563)	21,778,758
Accounts payable and accrued expenses	1,190,160	(15,547)	1,174,613

Liabilities subject to compromise	23,445,481	(492,110)	22,953,371

Total liabilities	24,378,742	(496,074)	23,882,668

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	23,255	(16,557)	6,698

Total redeemable noncontrolling interests	144,011	(16,557)	127,454

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 313,765,799 shares issued as of April 30, 2009	3,137	—	3,137
Additional paid-in capital	9,575,622	4,999	9,580,621
Retained earnings (accumulated deficit)	5,302,509	(14,003,240)	(8,700,731)
Accumulated other comprehensive loss	(54,169)	—	(54,169)
Less common stock in treasury, at cost, 1,449,939 shares as of April 30, 2009	(76,752)	—	(76,752)

Total stockholder’s equity	14,750,347	(13,998,241)	752,106
Noncontrolling interests in consolidated real estate affiliates	13,660	—	13,660

Total equity	14,764,007	(13,998,241)	765,766

Total liabilities and equity	$39,286,760	$(14,510,872)	$24,775,888

The accompanying notes are an integral part of these consolidated condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the period ended April 30, 2009

	Employee Payroll	Employer Payroll
Gross Wage Expense	Taxes Withheld*	Taxes Remitted**
(In thousands)
$7,319	$1,630	$504

*	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

**	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on April 24, 2009.

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts paid
	Amount accrued	Period Ended
	April 30, 2009	April 30, 2009
	(In thousands)
Federal and state income taxes	$5,918	$—

State and local taxes:
Property *	84,782	515
Sales and use	2,515	—
Franchise	3,132	—
Other	41	—

Total state and local taxes	90,470	515

Total taxes	$96,388	$515

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Period Ended
Operating Property	April 30, 2009	April 30, 2009
4848 OUTPARCEL	$39,584	—
ALA MOANA CENTER	3,513,482	—
ALAMEDA PLAZA	149,143	—
ANIMAS VALLEY MALL	192,038	—
ARIZONA CENTER	65,861	—
ARIZONA CENTER ARIZONA CENTER ONE	200,644	16,110
ARIZONA CENTER ARIZONA CENTER TWO	197,353	12,852
ARIZONA CENTER CINEMA	25,460	—
ARIZONA CENTER GARDEN OFFICE	17,712	—
ARIZONA CENTER OFFICE	36,196	—
ARIZONA CENTER PARKING	56,058	7,476
AUGUSTA MALL	230,585	—
AUGUSTA MALL ANCHOR ACQ	108,333	—
AUSTIN BLUFFS PLAZA	43,223	—
BASKIN ROBBINS	5,145	—
BEACHWOOD PLACE	2,977,129	—
BELLIS FAIR	150,575	—
BIRCHWOOD MALL	247,501	—
BOISE TOWN SQUARE ANCHOR ACQ	69,771	—
BOISE TOWNE PLAZA	201,264	—
BOISE TOWNE SQUARE	1,706,136	—
BURLINGTON TOWN CENTER	44,783	—
BURLINGTON TOWN CENTER OFFICE	8,084	—
CACHE VALLEY MALL	95,444	—
CACHE VALLEY MARKETPLACE	37,848	—
CAPITAL MALL	104,336	—
CENTURY PLAZA	56,948	—
CHAPEL HILLS MALL	1,006,992	—
CHICO MALL	422,040	—
COLLIN CREEK	592,280	—
COLONY SQUARE MALL	312,575	—
COLUMBIA MALL	182,596	—
COLUMBIANA CENTER	495,482	—
CORONADO MALL	611,141	—
COTTONWOOD MALL	105,751	—
COTTONWOOD SQUARE	14,184	—
COUNTRY HILL PLAZA	45,012	—
CROSSROADS CENTER (MN)	963,368	—
DEERBROOK MALL	574,703	—
DEERBROOK MALL ANCHOR ACQ	36,233	—
EAGLE RIDGE MALL	179,550	—
EASTRIDGE MALL (CA)	421,433	—
EASTRIDGE MALL (WY)	225,246	—
EDEN PRAIRIE CENTER	1,395,427	—
EDEN PRAIRIE CENTER ANCHOR ACQ	72,269	—
FANEUIL HALL MARKETPLACE	368,846	—
FASHION PLACE	387,762	—
FASHION SHOW	242,124	—
FOOTHILLS MALL	893,249	—
FORT UNION	21,692	—
FOUR SEASONS TOWN CENTRE MALL	574,137	—
FOX RIVER MALL	1,190,720	—
GATEWAY CROSSING SHOPPING CTR	63,664	—
GGPLP-SHARED	1,072,689	—
GLENBROOK SQUARE	5,787,515	—
GLENBROOK SQUARE ANCHOR ACQ	157,884	—
GRAND TETON MALL	645,890	—
GRAND TETON PLAZA	145,997	—
GRAND TRAVERSE MALL	204,692	—
GREENWOOD MALL	161,192	—
HULEN MALL	668,800	—
JORDAN CREEK TOWN CENTER	3,607,551	—
KNOLLWOOD MALL	176,867	—
LAKEVIEW SQUARE	282,631	—
LANDMARK MALL	441,531	—
LANSING MALL	412,196	—
LINCOLNSHIRE COMMONS	534,798	—
LYNNHAVEN MALL	862,699	—
MALL AT SIERRA VISTA	385,059	—
MALL OF LOUISIANA	1,227,733	—
MALL OF LOUSIANA POWER CENTER	81,667	—
MALL OF THE BLUFFS	1,807,554	—
MALL ST. MATHEWS	265,339	—
MALL ST. VINCENT	208,333	—

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Period Ended
Operating Property	April 30, 2009	April 30, 2009
MARKET PLACE SHOPPING CENTER	2,149,560	—
MAYFAIR BANK TOWER	201,703	—
MAYFAIR MALL	2,916,755	—
MAYFAIR NORTH TOWER	205,945	—
MAYFAIR PROFESSIONAL	80,510	—
MAYFAIR-AURORA HEALTH CENTER	191,929	—
MORENO VALLEY MALL	44,991	—
NEWGATE MALL	240,215	—
NEWPARK MALL	67,390	—
NEWPARK MALL ANCHOR ACQ	52,001	—
NORTH PLAINS MALL	49,007	—
NORTH POINT MALL	824,889	—
NORTH STAR MALL	2,931,748	—
NORTH STAR MALL ANCHOR ACQ	339,593	—
NORTH TOWN MALL	367,988	—
NORTHGATE MALL	216,068	—
NORTHRIDGE FASHION CENTER	10,668	—
OAKWOOD CENTER	153,683	—
OAKWOOD MALL	967,627	—
OGLETHORPE MALL	449,793	—
OREM PLAZA CENTER STREET	24,331	—
OREM PLAZA STATE STREET	11,282	—
OVIEDO MARKETPLACE	296,667	—
OXMOOR MALL	248,127	—
PARK CITY CENTER	2,375	447,169
PARK PLACE	996,227	—
PARK WEST	438,358	—
PEACHTREE MALL	479,603	—
PECANLAND MALL	212,200	—
PECANLAND MALL ANCHOR ACQ	16,800	—
PIEDMONT MALL	75,656	—
PIERRE BOSSIER MALL	78,667	—
PINE RIDGE MALL	369,918	—
PLAZA 9400	42,796	—
PROVO PLAZA	12,596	—
RED CLIFFS MALL	103,583	—
RED CLIFFS PLAZA	20,349	—
REDLANDS PROMENADE	(43,086)	—
REGENCY SQUARE MALL	529,680	—
RIDGEDALE CENTER	1,176,356	—
RIO WEST MALL	210,088	—
RIVER FALLS	1,100,000	—
RIVER HILLS MALL	2,109,940	—
RIVER POINTE PLAZA	35,616	—
RIVERLANDS SHOPPING CENTER	19,433	—
RIVERSIDE PLAZA	48,492	—
RIVERTOWN CROSSINGS	1,045,963	—
SAINT LOUIS GALLERIA	1,336,124	—
SALEM CENTER	1,182	—
SIKES SENTER	488,368	—
SILVER LAKE MALL	198,760	—
SOONER MALL	132,880	—
SOUTH STREET MARKETPLACE THEAT	156,361	—
SOUTHLAKE MALL	349,535	—
SOUTHSHORE MALL	44,961	—
SOUTHWEST OFF CTR I	136,651	—
SOUTHWEST OFF CTR II	52,373	—
SOUTHWEST PLAZA	2,046,731	—
SPRING HILL MALL	2,945,694	—
ST LOUIS GALLERIA ANCH ACQ	65,007	—
THE BRIDGES AT MINT HILL	6,096	—
THE COMMONS AT FOOTHILLS MALL	36,630	—
THE CROSSROADS (MI)	420,504	—
THE GALLERY AT HARBORPLACE-GARAGE	803,750	—
THE MAINE MALL	315,655	—
THE PINES	148,333	—
THE PLAZA AT FOOTHILLS MALL	65,487	—
THE SHOPPES AT THE PALAZZO	2,596,426	—
THE SHOPS AT FALLEN TIMBERS	1,483,740	—
THE SHOPS AT FOOTHILLS MALL	102,285	—
THE SHOPS AT SUMMERLIN CENTRE	207,600	—
THE WOODLANDS MALL	556,579	—
THE WOODLANDS MALL ANCHOR ACQ	32,267	—
THREE RIVERS MALL	67,660	—

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Period Ended
Operating Property	April 30, 2009	April 30, 2009
TOWN EAST MALL	1,304,771	—
TUCSON ANCHOR ACQ	20,333	—
TUCSON ENTERTAINMENT PAVILION	33,180	—
TUCSON MALL	322,113	—
TWINS FALLS CROSSINGS	27,590	—
TYSONS GALLERIA	726,585	—
UNIVERSITY CROSSING	74,683	—
VALLEY HILLS MALL	161,872	—
VALLEY PLAZA MALL	371,163	—
VICTORIA WARD SHARED OPERATION	85,165	—
VILLAGE AT JORDAN CREEK	943,792	—
VISALIA MALL	141,699	—
VISTA RIDGE MALL	801,505	—
WASHINGTON PARK MALL	56,201	—
WEST VALLEY MALL	233,782	31,207
WESTWOOD MALL	84,008	—
WHITE MOUNTAIN MALL	83,365	—
WILLOWBROOK MALL (NJ)	617,964	—
WOODBRIDGE CENTER	518,763	—
WOODLANDS VILLAGE	98,964	—
YELLOWSTONE SQUARE	35,412	—
LUFKIN MALL	—	—

	$84,782,366	514,814

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

April 30, 2009
Legal Entity	Case Number	Disbursements
South Street Seaport Limited Partnership	09-11963	$21,493
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	—
Lockport L.L.C.	09-11966	1,054
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	—
GGP-Mint Hill L.L.C.	09-11969	—
Pines Mall Partners	09-11970	—
GGP-Grandville L.L.C.	09-11971	—
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	—
La Place Shopping, L.P.	09-11974	2,548
GGP-Tucson Land L.L.C.	09-11975	—
Tucson Anchor Acquisition, LLC	09-11976	15
General Growth Properties, Inc.	09-11977	—
GGP Limited Partnership	09-11978	10,953,248
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	—
GGPLP L.L.C.	09-11982	—
Rouse Company LP, The	09-11983	2,393,498
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	—
Alameda Mall Associates	09-11986	—
Bay Shore Mall Partners	09-11987	—
Chico Mall, L.P.	09-11988	—
Lansing Mall Limited Partnership	09-11989	—
GGP-Pecanland, L.P.	09-11990	—
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	—
South Shore Partners, L.P.	09-11993	—
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	—
Ho Retail Properties I Limited Partnership	09-11997	200
New Orleans Riverwalk Associates	09-11998	8,047
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	21
White Marsh Mall Associates	09-12001	21
White Marsh Phase II Associates	09-12002	21
Parke West, LLC	09-12003	168,844
GGP-Newpark L.L.C.	09-12004	—
Elk Grove Town Center, L.P.	09-12005	—
Baltimore Center Associates Limited Partnership	09-12006	—
Baltimore Center Garage Limited Partnership	09-12007	—
Century Plaza L.L.C.	09-12008	381
Harbor Place Associates Limited Partnership	09-12009	—
Price Development Company, Limited Partnership	09-12010	16,610
Rouse-Phoenix Theatre Limited Partnership	09-12011	—
Rouse-Arizona Retail Center Limited Partnership	09-12012	—
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	106
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	300
GGP-Mall of Louisiana, L.P.	09-12018	117

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

April 30, 2009
Legal Entity	Case Number	Disbursements
NewPark Anchor Acquisition, LLC	09-12019	—
Parkview Office Building Limited Partnership	09-12020	3,394
Parkside Limited Partnership	09-12021	—
Park Square Limited Partnership	09-12022	—
Rouse SI Shopping Center, LLC	09-12023	1,413,011
Augusta Mall, LLC	09-12024	77,618
Burlington Town Center LLC, The	09-12025	260
Fashion Show Mall LLC	09-12026	93
GGP Ala Moana L.L.C.	09-12027	—
GGP Jordan Creek L.L.C.	09-12028	7,500
GGP Village at Jordan Creek L.L.C.	09-12029	—
GGP-Four Seasons L.L.C.	09-12030	32
Lincolnshire Commons, LLC	09-12031	—
Phase II Mall Subsidiary, LLC	09-12032	—
St. Cloud Mall L.L.C.	09-12033	—
Valley Hills Mall L.L.C.	09-12034	211
GGP Holding, Inc.	09-12035	200
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	—
10190 Covington Cross, LLC	09-12041	88
1120/1140 Town Center Drive, LLC	09-12042	—
1160/1180 Town Center Drive, LLC	09-12043	—
1201-1281 Town Center Drive, LLC	09-12044	—
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	—
1451 Center Crossing Drive, LLC	09-12047	—
1551 Hillshire Drive, LLC	09-12048	—
1635 Village Centre Circle, LLC	09-12049	—
1645 Village Center Circle, LLC	09-12050	—
9901-9921 Covington Cross, LLC	09-12051	—
9950-9980 Covington Cross, LLC	09-12052	—
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	155
Arizona Center Parking, LLC	09-12055	7,476
Augusta Mall Anchor Acquisition, LLC	09-12056	—
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	—
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	33
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	127
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	—
Benson Park Business Trust	09-12069	—
Birchwood Mall, LLC	09-12070	—
Boise Mall, LLC	09-12071	—
Boise Town Square Anchor Acquisition, LLC	09-12072	—
Boise Towne Plaza L.L.C.	09-12073	—
Boulevard Associates	09-12074	—
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—
BTS Properties L.L.C.	09-12078	—

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

April 30, 2009
Legal Entity	Case Number	Disbursements
Cache Valley, LLC	09-12079	—
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	—
Chapel Hills Mall L.L.C.	09-12082	—
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—
Chula Vista Center, LLC	09-12085	688,750
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	—
Colony Square Mall L.L.C.	09-12088	96
Columbia Mall L.L.C.	09-12089	89
Coronado Center L.L.C.	09-12090	357
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	—
Country Hills Plaza, LLC	09-12093	—
Deerbrook Mall, LLC	09-12094	—
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	65
Eastridge Shopping Center L.L.C.	09-12098	39,102
Eden Prairie Anchor Building L.L.C.	09-12099	—
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	64
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	—
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	—
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	—
Fashion Place, LLC	09-12109	23,393
Fashion Place Anchor Acquisition, LLC	09-12110	—
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	69
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	—
Gateway Overlook Business Trust	09-12117	—
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	200
GGP Holding Services, Inc.	09-12124	—
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	—
GGP Kapiolani Development L.L.C.	09-12127	—
GGP Knollwood Mall, LP	09-12128	—
GGP Natick Residence LLC	09-12129	159,582
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	1,361,066
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	18,357
GGP-Burlington L.L.C.	09-12135	—
GGP-Canal Shoppes L.L.C.	09-12136	—

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

April 30, 2009
Legal Entity	Case Number	Disbursements
GGP-Foothills L.L.C.	09-12137	—
GGP-Glenbrook L.L.C.	09-12138	171
GGP-Glenbrook Holding L.L.C.	09-12139	—
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	176
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	—
GGP-Newgate Mall, LLC	09-12148	370
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	—
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	—
GGP-Tucson Mall L.L.C.	09-12155	96
GGP-UC L.L.C.	09-12156	12,026
Grand Canal Shops II, LLC	09-12157	—
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—
Ho Retail Properties II Limited Partnership	09-12165	315
Hocker Oxmoor, LLC	09-12166	9
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	—
Howard Hughes Corporation, The	09-12169	2,667
Howard Hughes Properties, Inc.	09-12170	600
Howard Hughes Properties, Limited Partnership	09-12171	—
Howard Hughes Properties IV, LLC	09-12172	—
Howard Hughes Properties V, LLC	09-12173	—
HRD Parking, Inc.	09-12174	—
HRD Remainder, Inc.	09-12175	—
Hulen Mall, LLC	09-12176	454
Hughes Corporation, The	09-12177	—
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	—
Lakeview Square Limited Partnership	09-12183	—
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	—
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	139
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	—
Mall of Louisiana Land Holding, LLC	09-12193	—
Mall of the Bluffs, LLC	09-12194	59

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

April 30, 2009
Legal Entity	Case Number	Disbursements
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	—
Mayfair Mall, LLC	09-12198	—
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	16
Natick Retail, LLC	09-12202	—
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—
North Plains Mall, LLC	09-12205	—
North Star Anchor Acquisition, LLC	09-12206	—
North Star Mall, LLC	09-12207	—
North Town Mall, LLC	09-12208	78
Northgate Mall L.L.C.	09-12209	—
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	—
Oglethorpe Mall L.L.C.	09-12212	—
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	2,500
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	—
PDC Community Centers L.L.C.	09-12220	18,721
PDC-Eastridge Mall L.L.C.	09-12221	1,200
PDC-Red Cliffs Mall L.L.C.	09-12222	275
Peachtree Mall L.L.C.	09-12223	—
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	56
Pierre Bossier Mall, LLC	09-12226	—
Pine Ridge Mall L.L.C.	09-12227	7,046
Pioneer Office Limited Partnership	09-12228	—
Pioneer Place Limited Partnership	09-12229	1,000
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	18,427
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	—
Ridgedale Center, LLC	09-12237	12,340
Rio West L.L.C.	09-12238	1,000
River Falls Mall, LLC	09-12239	66
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	78
Rogue Valley Mall L.L.C.	09-12242	—
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—
Rouse Company of Florida, LLC, The	09-12245	—
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—
Rouse Providence LLC	09-12252	—

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

April 30, 2009
Legal Entity	Case Number	Disbursements
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	—
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	65
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	16,110
Rouse-Phoenix Development Company, LLC	09-12263	—
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	65
Saint Louis Galleria L.L.C.	09-12266	—
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	185
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	131
Sikes Senter, LLC	09-12270	—
Silver Lake Mall, LLC	09-12271	5,082
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	—
Southlake Mall L.L.C.	09-12274	—
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	—
Spring Hill Mall L.L.C.	09-12279	863
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	161,711
Summerlin Centre, LLC	09-12284	—
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	—
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	237
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	34,338
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	12,852
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	132
U.K.-American Properties, Inc.	09-12298	32,569
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	—
VCK Business Trust	09-12301	—
Victoria Ward Center L.L.C.	09-12302	—
Victoria Ward Entertainment Center L.L.C.	09-12303	—
Victoria Ward, Limited	09-12304	239
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	—
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	—
Visalia Mall, L.P.	09-12309	—
Vista Ridge Mall, LLC	09-12310	—

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

April 30, 2009
Legal Entity	Case Number	Disbursements
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	—
Ward Plaza-Warehouse, LLC	09-12313	—
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	1,344
Westwood Mall, LLC	09-12316	—
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	—
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	—
Woodbridge Center Property, LLC	09-12322	1,750
Woodlands Mall Associates, LLC, The	09-12323	—
10000 Covington Cross, LLC	09-12324	—
10 CCC Business Trust	09-12457	—
20 CCC Business Trust	09-12458	—
30 CCC Business Trust	09-12459	—
Capital Mall L.L.C.	09-12462	—
GGP-Columbiana Trust	09-12464	168
GGP-Gateway Mall L.L.C.	09-12467	—
Grand Traverse Mall Partners, LP	09-12469	66
Greenwood Mall L.L.C.	09-12471	57
Kalamazoo Mall L.L.C.	09-12472	—
Lancaster Trust	09-12473	447,169
Mondawmin Business Trust	09-12474	42
Running Brook Business Trust	09-12475	—
Town Center East Business Trust	09-12476	—
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

$18,162,970

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)
as of April 30, 2009

Current	$(32,959,595	)*
31 - 60 days	19,123,031
61 - 90 days	11,576,483
91 - 120 days	8,173,504
Over 120 days	55,462,570

Gross Amount	$61,375,993

*	In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
as of April 30, 2009

				Period
				ended April 30
Property	Maturity Date	Rate (a), (b)	Debt Balance	Interest Expense*
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/1/2011	7.88%	21,771,737	71,484
1160/80 Town Center	7/15/2013	6.99%	8,803,207	25,639
Ala Moana A1	9/1/2011	5.52%	750,000,000	1,725,469
Ala Moana A2	9/1/2011	5.65%	750,000,000	1,766,094
Augusta Mall	11/11/2011	5.49%	175,000,000	400,167
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	16,091,693	40,540
Bay City	12/2/2013	5.30%	24,120,239	53,286
Bayshore	9/1/2011	7.13%	31,005,071	92,111
Beachwood Place	4/7/2011	5.60%	240,164,440	560,284
Bellis Fair	2/15/2016	7.34%	61,586,163	188,351
Boise Towne Plaza	7/9/2010	4.70%	10,921,429	21,383
Boise Towne Square	2/10/2011	6.64%	70,737,729	195,708
Brass Mill	4/11/2014	4.55%	123,593,373	234,312
Burlington	7/1/2010	5.03%	26,000,000	54,490
Burlington 2	7/1/2010	6.30%	5,500,000	14,443
Capital	4/1/2011	7.28%	20,291,406	36,930
Chapel Hills	10/11/2010	5.04%	115,653,482	242,631
Chico Mall	2/11/2009	4.74%	57,203,000	112,881
Collin Creek Mall	7/11/2011	6.78%	66,997,000	189,127
Columbia Mall (MO)	2/1/2013	6.05%	90,000,000	226,763
Coronado	6/7/2010	5.08%	168,797,669	356,972
Corporate Pointe 2 (10650 W. Charleston)	9/11/2012	6.83%	4,525,633	12,879
Corporate Pointe 3 (10750 W. Charleston)	9/11/2012	6.83%	4,525,633	12,879
Country Hills	6/1/2016	6.04%	13,525,912	34,012
Crossroads Center (MN)	7/30/2010	4.73%	84,306,098	166,048
Deerbrook	3/2/2009	3.46%	73,964,091	106,632
Eagle Ridge	10/12/2015	5.41%	47,578,419	107,270
Eastridge (CA)	9/1/2011	5.79%	170,000,000	409,948
Eastridge (WY )	12/5/2011	5.08%	39,162,033	82,893
Eden Prairie	4/1/2011	4.67%	79,827,819	155,332
Fallbrook	6/3/2013	6.14%	85,000,000	217,299
Faneuil Hall	4/1/2013	5.57%	94,122,439	218,456
Fashion Place	10/5/2010	5.30%	144,482,786	319,187
Fashion Show	2/12/2009	6.46%	645,917,759	1,940,445
Four Seasons	12/11/2013	5.60%	100,428,934	234,334
Fox River	12/3/2012	5.96%	195,000,000	484,372
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	12/1/2010	7.89%	49,387,084	162,360
Gallery at Harborplace 2 (Baltimore Center Land, Garage & Office)	12/1/2010	7.03%	3,200,000	9,375
Gallery at Harborplace 3 (Baltimore Center Land, Garage & Office)	12/1/2010	7.49%	5,100,000	15,918
Gallery at Harborplace 4 (Baltimore Center Land, Garage & Office)	12/1/2010	7.93%	2,200,000	7,266
Gallery at Harborplace 5 (Baltimore Center Land, Garage & Office)	12/1/2010	8.89%	4,704,500	17,426
Gateway	4/1/2011	7.28%	39,767,469	72,377
Gateway Overlook	3/1/2013	5.78%	55,000,000	132,390
Glenbrook	7/1/2010	4.91%	177,234,868	362,881
Grand Canal Shoppes	5/1/2009	4.78%	393,754,461	784,228
Grand Traverse	10/1/2012	5.02%	85,301,607	106,972
Greenwood	4/1/2011	7.28%	44,647,468	81,258
Harborplace	10/5/2012	5.79%	50,000,000	120,625
Homart I	2/28/2013	5.95%	245,115,000	607,681
Hulen Mall	12/7/2011	5.03%	113,020,505	236,872
Jordan Creek	3/2/2009	4.57%	185,950,183	353,693
JP Comm Jr. Gateway Crossing	7/9/2010	4.70%	15,233,947	29,827
JP Comm Jr. Univ. Crossing	7/9/2010	4.70%	11,373,475	22,268
JP Comm Sr. Austin Bluffs	4/9/2009	4.40%	2,288,182	4,191
JP Comm Sr. Division Crossing	4/9/2009	4.40%	5,273,140	9,659
JP Comm Sr. Fort Union	4/9/2009	4.40%	2,752,696	5,042
JP Comm Sr. Halsey Crossing	4/9/2009	4.40%	2,580,656	4,727
JP Comm Sr. Orem Plaza Center St	4/9/2009	4.40%	2,460,225	4,506
JP Comm Sr. Orem Plaza State St	4/9/2009	4.40%	1,522,587	2,789
JP Comm Sr. Riverpointe Plaza	4/9/2009	4.40%	3,810,769	6,980
JP Comm Sr. Riverside Plaza	4/9/2009	4.40%	5,453,786	9,990
JP Comm Sr. Woodlands Village	4/9/2009	4.40%	6,967,771	12,763
Knollwood	10/12/2015	5.35%	39,942,275	89,055
Lakeside Mall	12/1/2009	4.28%	180,301,944	321,538
Lakeview Square	3/1/2016	5.81%	41,334,211	100,089
Lansing I	1/15/2010	9.35%	24,143,851	94,060
Lincolnshire Commons	4/1/2013	5.98%	28,000,000	69,767

*	Unless otherwise noted, all amounts for current period were paid as scheduled.

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
as of April 30, 2009

				Period
				ended April 30
Property	Maturity Date	Rate (a), (b)	Debt Balance	Interest Expense*
Lynnhaven	7/6/2010	5.05%	236,987,688	498,662
Maine	6/11/2010	4.84%	216,295,044	435,789
Mall of Louisiana Mezz	4/1/2011	6.40%	62,342,574	166,325
Mall of Louisiana Note A	4/1/2011	5.46%	118,468,961	269,615
Mall of Louisiana Note B	4/1/2011	5.92%	54,362,066	134,002
Mall St Matthews Ltd Partnership	1/4/2010	4.81%	144,564,511	289,430
Mall St Vincent	7/7/2014	6.30%	49,000,000	128,666
Market Place	2/1/2013	6.05%	106,000,000	267,076
Moreno Valley	9/11/2013	5.96%	87,402,065	216,939
Newgate	10/1/2010	4.84%	40,990,919	82,639
Newpark	2/1/2011	7.45%	68,201,490	211,709
North Point	3/1/2011	5.48%	215,690,801	492,764
North Star	1/4/2010	4.43%	232,569,988	429,285
Northgate	9/1/2016	5.88%	45,024,628	110,395
Northridge Fashion	7/1/2011	7.24%	126,403,133	381,316
Oglethorpe	7/2/2012	4.89%	141,374,715	288,128
Oviedo	5/7/2012	5.12%	51,818,911	110,439
Oxmoor	6/3/2013	6.85%	56,921,763	162,464
Park City Note A	10/1/2010	4.74%	120,028,669	236,877
Park City Note B	10/1/2010	7.10%	29,205,746	86,339
Park Place	1/11/2010	5.15%	176,442,976	378,617
Peachtree	6/1/2010	5.08%	89,589,904	189,632
Pecanland	3/1/2010	4.28%	57,837,869	103,060
Piedmont	9/6/2016	5.98%	33,910,741	84,480
Pine Ridge	12/5/2011	5.08%	26,403,996	55,888
Pioneer Place Limited Partners Land	4/27/2010	10.00%	687,268	2,864
Prince Kuhio	4/1/2009	3.45%	37,825,629	54,406
Providence Place 2	3/11/2010	5.03%	258,525,455	541,288
Providence Place 3	3/11/2010	5.12%	59,528,888	126,946
Providence Place 4	3/11/2010	5.93%	39,043,587	96,550
Providence Place Pilot A1	7/1/2016	7.75%	25,120,765	81,119
Providence Place Pilot A2	6/30/2028	7.75%	21,423,194	69,179
Red Cliffs	12/5/2011	5.08%	25,095,480	53,119
Regency Square	7/1/2010	3.59%	93,790,433	140,451
Ridgedale	4/1/2010	4.86%	178,194,472	360,881
River Hills	6/3/2013	6.14%	80,000,000	204,517
RiverTown Junior Loan	7/1/2011	9.15%	15,787,984	60,186
RiverTown Senior Loan	7/1/2011	7.29%	102,111,292	310,163
Rogue Valley	12/31/2010	7.85%	26,346,613	86,175
Sikes Senter	6/1/2012	5.20%	61,380,755	132,992
Sooner Fashion	6/3/2013	6.14%	60,000,000	153,388
Southlake	12/5/2017	6.44%	100,000,000	268,271
Southland	3/2/2009	3.62%	81,476,603	122,894
Southland (RSE)	3/5/2010	4.97%	108,787,638	225,394
St. Louis Galleria	7/5/2010	4.86%	237,411,820	480,264
Staten Island 1	10/1/2010	5.09%	85,000,000	180,271
Staten Island 2	10/1/2010	8.15%	70,616,398	239,802
Staten Island 3	10/1/2010	5.61%	125,000,000	292,188
Steeplegate	7/31/2009	4.94%	77,889,302	160,371
Stonestown	9/1/2011	5.79%	273,000,000	659,011
The Boulevard	7/1/2013	4.27%	107,629,653	191,491
The Crossroads (MI)	6/1/2009	7.40%	39,791,170	73,614
The Woodlands Note A	6/13/2011	5.91%	185,000,000	455,871
The Woodlands Note B	6/13/2011	5.91%	55,000,000	135,529
Three Rivers	12/5/2011	5.08%	21,497,059	45,502
Town East	4/13/2009	3.46%	105,182,424	151,748
Tucson Mall	10/11/2033	9.26%	119,610,285	461,496
Tysons Galleria	9/12/2011	5.72%	255,000,000	608,228
Valley Hills	3/5/2014	4.73%	56,850,974	111,985
Valley Plaza	7/11/2012	3.90%	95,268,204	154,811
Victoria Ward (Village/Industrial/Gateway)	10/1/2011	5.61%	88,500,000	206,943
Victoria Ward (Warehouse/Plaza)	10/6/2011	5.52%	68,500,000	157,636
Village of Cross Keys	7/31/2009	7.04%	10,257,234	30,088
Visalia	1/11/2010	3.78%	41,595,487	65,461
Vista Ridge	4/11/2011	6.87%	80,351,364	230,006
Ward Centre & Ward Entertainment	1/4/2010	4.33%	58,294,174	105,221
Washington Park	4/1/2014	5.35%	12,098,873	26,993
West Valley	4/1/2010	3.43%	56,436,046	80,657
White Marsh	9/1/2012	5.62%	187,000,000	437,892
Willowbrook Mall	7/1/2011	6.82%	158,587,193	450,784
Woodbridge Corporation	6/1/2009	4.24%	207,934,438	367,697

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
as of April 30, 2009

				Period
				ended April 30
Property	Maturity Date	Rate (a), (b)	Debt Balance	Interest Expense*
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt	4/15/2012	3.98%	1,550,000,000	2,570,417
Public Indenture — Company Debt	9/17/2012	7.20%	400,000,000	1,200,000
Public Indenture — Senior Bond	3/16/2009	3.63%	395,000,000	596,615
Public Indenture 100	11/26/2013	5.38%	100,000,000	223,958
Public Indenture 350	11/26/2013	5.38%	350,000,000	783,854
Public Indenture Senior Note	4/30/2009	8.00%	200,000,000	666,667
Rouse Senior Notes	5/1/2013	6.75%	800,000,000	2,250,000
Bank Note (SWAP 2)	7/12/2010	3.32%	200,000,000	276,792
Bank Note (SWAP 3)	7/12/2010	3.31%	175,000,000	240,990
Bank Note (SWAP 5)	4/17/2009	3.47%	100,000,000	144,583

Fixed Rate Debt			17,556,695,167

Variable Rate Loans
Secured Asset Loans:
Bank Note — Animas Valley	7/11/2013	0.51%	35,053,571	40,297
Bank Note — Birchwood Mall	7/11/2013	0.51%	44,307,714	50,935
Bank Note — Cache Valley	7/11/2013	0.51%	28,042,857	32,238
Bank Note — Colony Square	7/11/2013	0.51%	25,238,571	29,014
Bank Note — Columbiana	7/11/2013	0.51%	105,441,143	72,728
Bank Note — Fallen Timbers	7/11/2013	0.51%	42,400,800	48,743
Bank Note — Foothills	7/11/2013	0.51%	50,757,571	58,350
Bank Note — Grand Teton	7/11/2013	0.51%	48,794,571	56,093
Bank Note — Mall at Sierra Vista	7/11/2013	0.51%	23,556,000	27,080
Bank Note — Mall of the Bluffs	7/11/2013	0.51%	35,950,943	41,329
Bank Note — Mayfair	7/11/2013	0.51%	274,932,172	316,057
Bank Note — Mondawmin	7/11/2013	0.51%	84,689,429	58,415
Bank Note — North Plains	7/11/2013	0.51%	10,656,286	12,250
Bank Note — North Town Mall	7/11/2013	0.51%	114,975,715	132,174
Bank Note — Oakwood	7/11/2013	0.51%	75,771,800	87,106
Bank Note — Owings Mills	7/11/2013	0.51%	53,281,429	61,251
Bank Note — Pierre Bossiere	7/11/2013	0.51%	40,381,714	46,422
Bank Note — Pioneer Place	7/11/2013	0.51%	156,763,886	180,213
Bank Note — Salem Center	7/11/2013	0.51%	41,727,771	47,970
Bank Note — Silver Lake Mall	7/11/2013	0.51%	18,227,857	20,954
Bank Note — Southwest Plaza	7/11/2013	0.51%	96,187,000	110,575
Bank Note — Spring Hill	7/11/2013	0.51%	68,088,057	78,273
Bank Note — Westwood Mall	7/11/2013	0.51%	24,116,857	27,724
Bank Note — White Mountain	7/11/2013	0.51%	10,656,286	12,250
Oakwood Center	2/9/2009	0.47%	95,000,000	77,955
Palazzo	2/12/2009	6.46%	249,622,888	749,909
ST Secured — 10 Col Corp Center	2/1/2009	4.00%	5,504,785	17,202
ST Secured — 10000 Covington Cross	2/1/2009	4.00%	900,095	4,688
ST Secured — 10190 Covington Cross	2/1/2009	4.00%	3,716,076	19,355
ST Secured — 1201/41 Town Center Dr	2/1/2009	4.00%	1,881,261	9,798
ST Secured — 1251/81 Town Center Dr	2/1/2009	4.00%	1,574,827	8,202
ST Secured — 1551 Hillshire Drive	2/1/2009	4.00%	2,904,458	15,127
ST Secured — 1635 Village Center	2/1/2009	4.00%	2,003,100	10,433
ST Secured — 1645 Village Center	2/1/2009	4.00%	1,716,071	8,938
ST Secured — 20 Col Corp Center	2/1/2009	4.00%	4,950,344	15,470
ST Secured — 30 Col Corp Center	2/1/2009	4.00%	2,024,185	6,326
ST Secured — 40 Col Corp Center	2/1/2009	4.00%	2,714,688	14,139
ST Secured — 50 Col Corp Center	2/1/2009	4.00%	6,892,953	35,901
ST Secured — 60 Col Corp Center	2/1/2009	4.00%	5,555,133	28,933
ST Secured — 9950/80 Covington Cross	2/1/2009	4.00%	2,503,693	13,040
ST Secured — Apache Mall	2/1/2009	4.00%	59,435,556	309,560
ST Secured — Arizona Center One	2/1/2009	4.00%	20,926,667	108,993
ST Secured — Arizona Center Parking	2/1/2009	4.00%	2,293,333	11,944
ST Secured — Arizona Center Two	2/1/2009	4.00%	20,735,556	107,998
ST Secured — C.A. Building	2/1/2009	4.00%	2,893,191	9,041
ST Secured — Chula Vista	2/1/2009	4.00%	38,986,667	203,056
ST Secured — Col Convenience Center	2/1/2009	4.00%	485,520	2,529
ST Secured — Cross Bus Center #6	2/1/2009	4.00%	1,674,972	8,724
ST Secured — Cross Bus Center #7	2/1/2009	4.00%	3,485,446	18,153
ST Secured — Exhibit Bldg	2/1/2009	4.00%	369,201	1,154
ST Secured — Louisiana Power Center	2/1/2009	4.00%	9,937,778	51,759
ST Secured — Ridgley Bldg	2/1/2009	4.00%	238,889	747
ST Secured — Vista Commons	2/1/2009	4.00%	8,695,556	45,289

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
as of April 30, 2009

				Period
				ended April 30
Property	Maturity Date	Rate (a), (b)	Debt Balance	Interest Expense*
Unsecured Asset Loans:
GGPLP/GGPLPLLC Revolver	2/24/2010	0.47%	590,000,000	422,681
GGPLP/GGPLPLLC Senior Term	2/24/2010	0.47%	1,987,500,000	1,423,862
TRUPS(c)	4/30/2036	0.41%	206,200,000	159,752
Bank Note (SWAP 2)	7/12/2010	3.32%	(200,000,000)	276,792
Bank Note (SWAP 3)	7/12/2010	3.31%	(175,000,000)	240,990
Bank Note (SWAP 5)	4/17/2009	3.47%	(100,000,000)	144,583

Variable Rate Debt			4,378,322,888	45,617,835

Total Filing Entity Debt			$21,935,018,055 (d)

(a)	Rates include the effects of deferred finance costs, interest rate swaps and, except where noted (*), the effect of a 360 day rate applied over a 365 day period.

(b)	Reflects the variable contract rate as of April 30, 2009.

(c)	Trust preferred securities issued by GGP Capital Trust I, a Deleware statutory trust and wholly-owned subsidiary of GGPLP.

(d)	Excludes liabilities to special improvement districts, senior notes discounts and purchase accounting mark-to-marks adjustments.

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
RETAINED PROFESSIONALS DETAIL
for the period ended April 30, 2009

Name	Period Expense*	Cash Paid
Alix Partners, LLP	$644,960	$—
Kirkland & Ellis LLP	900,000	—
Kurtz Carson Consultants LLC	516,493	100,000
Miller Buckfire & Co LLC	54,494	—
Weil, Gotshal & Manges LLP	1,600,000	29,092

Total	$3,715,947	$129,092

*	Estimated fees and expenses incurred by these professionals during the post-petition period, although such fees and expenses remain subject to review and court approval.

GENERAL GROWTH PROPERTIES, INC.
(Debtor-in-Possession)
CASE NO. 09-11977 (Jointly Administered)
Case No. 09-11977 (Jointly Administered)
Reporting Period: April 2009
SCHEDULE IX
DEBTORS QUESTIONNAIRE*

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X (2)
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X (3)
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $1.3 million has been paid by or on behalf of the Debtors with respect to prepetition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries and reimbursements, taxes to government entities and for other ordinary-course professionals.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was an increase in the amounts due to non-debtors of $6.4 million.

(3)	Included in the amounts reported in (1) above are payments of taxes of $0.1 million.

Annex A
Debtors

Debtor	Case Number	Date Filed
10000 Covington Cross, LLC	09-12324 (ALG)	April 16, 2009
10000 West Charleston Boulevard LLC	09-12040 (ALG)	April 16, 2009
10190 Covington Cross, LLC	09-12041 (ALG)	April 16, 2009
1120/1140 Town Center Drive, LLC	09-12042 (ALG)	April 16, 2009
1160/1180 Town Center Drive, LLC	09-12043 (ALG)	April 16, 2009
1201-1281 Town Center Drive, LLC	09-12044 (ALG)	April 16, 2009
1251 Center Crossing, LLC	09-12045 (ALG)	April 16, 2009
1450 Center Crossing Drive, LLC	09-12046 (ALG)	April 16, 2009
1451 Center Crossing Drive, LLC	09-12047 (ALG)	April 16, 2009
1551 Hillshire Drive, LLC	09-12048 (ALG)	April 16, 2009
1635 Village Centre Circle, LLC	09-12049 (ALG)	April 16, 2009
1645 Village Center Circle, LLC	09-12050 (ALG)	April 16, 2009
9901-9921 Covington Cross, LLC	09-12051 (ALG)	April 16, 2009
9950-9980 Covington Cross, LLC	09-12052 (ALG)	April 16, 2009
Alameda Mall Associates	09-11986 (ALG)	April 16, 2009
Alameda Mall L.L.C.	09-12053 (ALG)	April 16, 2009
Apache Mall, LLC	09-12054 (ALG)	April 16, 2009
Arizona Center Parking, LLC	09-12055 (ALG)	April 16, 2009
Augusta Mall, LLC	09-12024 (ALG)	April 16, 2009
Augusta Mall Anchor Acquisition, LLC	09-12056- (ALG)	April 16, 2009
Augusta Mall Anchor Holding, LLC	09-12057 (ALG)	April 16, 2009
Augusta Mall Holding, LLC	09-12058 (ALG)	April 16, 2009
Austin Mall Limited Partnership	09-12059 (ALG)	April 16, 2009
Austin Mall, LLC	09-12060 (ALG)	April 16, 2009
Bakersfield Mall, Inc.	09-12061 (ALG)	April 16, 2009
Bakersfield Mall LLC	09- 12062 (ALG)	April 16, 2009
Baltimore Center Associates Limited Partnership	09-12006 (ALG)	April 16, 2009
Baltimore Center Garage Limited Partnership	09-12007 (ALG)	April 16, 2009
Baltimore Center, LLC	09-12063 (ALG)	April 16, 2009
Bay City Mall Associates L.L.C.	09-12064 (ALG)	April 16, 2009
Bay Shore Mall II L.L.C.	09-12065 (ALG)	April 16, 2009
Bay Shore Mall, Inc.	09-12066 (ALG)	April 16, 2009
Bay Shore Mall Partners	09-11987 (ALG)	April 16, 2009
Beachwood Place Holding, LLC	09-12067 (ALG)	April 16, 2009
Beachwood Place Mall, LLC	09-12068 (ALG)	April 16, 2009
Bellis Fair Partners	09-11968 (ALG)	April 16, 2009
Benson Park Business Trust	09-12069 (ALG)	April 16, 2009
Birchwood Mall, LLC	09-12070 (ALG)	April 16, 2009

Debtor	Case Number	Date Filed
Boise Mall, LLC	09-12071 (ALG)	April 16, 2009
Boise Town Square Anchor Acquisition, LLC	09-12072 (ALG)	April 16, 2009
Boise Towne Plaza L.L.C.	09-12073 (ALG)	April 16, 2009
Boulevard Associates	09-12074 (ALG)	April 16, 2009
Boulevard Mall, Inc.	09-12075 (ALG)	April 16, 2009
Boulevard Mall I LLC	09-12076- (ALG)	April 16, 2009
Boulevard Mall II LLC	09-12077 (ALG)	April 16, 2009
BTS Properties L.L.C.	09-12078- (ALG)	April 16, 2009
The Burlington Town Center LLC	09-12025 (ALG)	April 16, 2009
Cache Valley, LLC	09-12079 (ALG)	April 16, 2009
Caledonian Holding Company, Inc.	09-11981 (ALG)	April 16, 2009
Century Plaza, Inc.	09-12080 (ALG)	April 16, 2009
Century Plaza L.L.C.	09-12008 (ALG)	April 16, 2009
Champaign Market Place L.L.C.	09-12081 (ALG)	April 16, 2009
Chapel Hills Mall L.L.C.	09-12082 (ALG)	April 16, 2009
Chattanooga Mall, Inc.	09-12083 (ALG)	April 16, 2009
Chico Mall L.L.C.	09-12084 (ALG)	April 16, 2009
Chico Mall, L.P.	09-11988 (ALG)	April 16, 2009
Chula Vista Center, LLC	09-12085 (ALG)	April 16, 2009
Collin Creek Anchor Acquisition, LLC	09-12086 (ALG)	April 16, 2009
Collin Creek Mall, LLC	09-12087 (ALG)	April 16, 2009
Colony Square Mall L.L.C.	09-12088 (ALG)	April 16, 2009
Columbia Mall L.L.C.	09-12089 (ALG)	April 16, 2009
Coronado Center L.L.C.	09-12090 (ALG)	April 16, 2009
Coronado Center Holding L.L.C.	09-12091 (ALG)	April 16, 2009
Cottonwood Mall, LLC	09-12092 (ALG)	April 16, 2009
Country Hills Plaza, LLC	09-12093 (ALG)	April 16, 2009
Deerbrook Mall, LLC	09-12094 (ALG)	April 16, 2009
DK Burlington Town Center LLC	09-12095 (ALG)	April 16, 2009
Eagle Ridge Mall, Inc.	09-12096 (ALG)	April 16, 2009
Eagle Ridge Mall, L.P.	09-12097 (ALG)	April 16, 2009
Eastridge Shopping Center L.L.C.	09-12098 (ALG)	April 16, 2009
Eden Prairie Anchor Building L.L.C.	09-12099 (ALG)	April 16, 2009
Eden Prairie Mall, Inc.	09-12100 (ALG)	April 16, 2009
Eden Prairie Mall L.L.C.	09-12101 (ALG)	April 16, 2009
Elk Grove Town Center L.L.C.	09-12102 (ALG)	April 16, 2009
Elk Grove Town Center, L.P.	09-12005 (ALG)	April 16, 2009
ER Land Acquisition L.L.C.	09-12103 (ALG)	April 16, 2009
Fallbrook Square Partners Limited Partnership	09-12104 (ALG)	April 16, 2009
Fallbrook Square Partners L.L.C.	09-12105 (ALG)	April 16, 2009
Fallen Timbers Shops, LLC	09-12106 (ALG)	April 16, 2009
Fallen Timbers Shops II, LLC	09-12107 (ALG)	April 16, 2009

Debtor	Case Number	Date Filed
Faneuil Hall Marketplace, LLC	09-12108 (ALG)	April 16, 2009
Fashion Place, LLC	09-12109 (ALG)	April 16, 2009
Fashion Place Anchor Acquisition, LLC	09-12110 (ALG)	April 16, 2009
Fashion Show Mall LLC	09-12026 (ALG)	April 16, 2009
Fifty Columbia Corporate Center, LLC	09-12111 (ALG)	April 16, 2009
Forty Columbia Corporate Center, LLC	09-12112 (ALG)	April 16, 2009
Fox River Shopping Center, LLC	09-12113 (ALG)	April 16, 2009
Franklin Park Mall, LLC	09-12114 (ALG)	April 16, 2009
Franklin Park Mall Company, LLC	09-12115 (ALG)	April 16, 2009
Gateway Crossing L.L.C.	09-12116 (ALG)	April 16, 2009
Gateway Overlook Business Trust	09-12117 (ALG)	April 16, 2009
Gateway Overlook II Business Trust	09-12118 (ALG)	April 16, 2009
General Growth Properties, Inc.	09-11977 (ALG)	April 16, 2009
GGP Acquisition, L.L.C.	09-12119 (ALG)	April 16, 2009
GGP Ala Moana L.L.C.	09-12027 (ALG)	April 16, 2009
GGP Ala Moana Holdings L.L.C.	09-12120 (ALG)	April 16, 2009
GGP American Holdings Inc.	09-12121 (ALG)	April 16, 2009
GGP American Properties Inc.	09-11980 (ALG)	April 16, 2009
GGP General II, Inc.	09-12122 (ALG)	April 16, 2009
GGP Holding, Inc.	09-12035- (ALG)	April 16, 2009
GGP Holding II, Inc.	09-12123 (ALG)	April 16, 2009
GGP Holding Services, Inc.	09-12124 (ALG)	April 16, 2009
GGP Ivanhoe II, Inc.	09-12125 (ALG)	April 16, 2009
GGP Ivanhoe IV Services, Inc.	09-12126 (ALG)	April 16, 2009
GGP Jordan Creek L.L.C.	09-12028 (ALG)	April 16, 2009
GGP Kapiolani Development L.L.C.	09-12127 (ALG)	April 16, 2009
GGP Knollwood Mall, LP	09-12128 (ALG)	April 16, 2009
GGP Limited Partnership	09-11978 (ALG)	April 16, 2009
GGP Natick Residence LLC	09-12129 (ALG)	April 16, 2009
GGP Savannah L.L.C.	09-12130 (ALG)	April 16, 2009
GGP Village at Jordan Creek L.L.C.	09-12029 (ALG)	April 16, 2009
GGP/Homart, Inc.	09-12131 (ALG)	April 16, 2009
GGP/Homart Services, Inc.	09-12132 (ALG)	April 16, 2009
GGP-Bay City One, Inc.	09-12133 (ALG)	April 16, 2009
GGP-Brass Mill, Inc.	09-12134 (ALG)	April 16, 2009
GGP-Burlington L.L.C.	09-12135 (ALG)	April 16, 2009
GGP-Canal Shoppes L.L.C.	09-12136 (ALG)	April 16, 2009
GGP-Foothills L.L.C.	09-12137 (ALG)	April 16, 2009
GGP-Four Seasons L.L.C.	09-12030 (ALG)	April 16, 2009
GGP-Glenbrook L.L.C.	09-12138 (ALG)	April 16, 2009
GGP-Glenbrook Holding L.L.C.	09-12139 (ALG)	April 16, 2009
GGP-Grandville L.L.C.	09-11971 (ALG)	April 16, 2009

Debtor	Case Number	Date Filed
GGP-Grandville II L.L.C.	09-11972 (ALG)	April 16, 2009
GGP-Grandville Land L.L.C.	09-12140 (ALG)	April 16, 2009
GGP-La Place, Inc.	09-12141 (ALG)	April 16, 2009
GGP-Lakeview Square, Inc.	09-12142 (ALG)	April 16, 2009
GGP-Lansing Mall, Inc.	09-12143 (ALG)	April 16, 2009
GGPLP L.L.C.	09-11982 (ALG)	April 16, 2009
GGP-Maine Mall L.L.C.	09-12144 (ALG)	April 16, 2009
GGP-Maine Mall Holding L.L.C.	09-12145 (ALG)	April 16, 2009
GGP-Maine Mall Land L.L.C.	09-12146 (ALG)	April 16, 2009
GGP-Mall of Louisiana, L.P.	09-12018 (ALG)	April 16, 2009
GGP-Mint Hill L.L.C.	09-11969 (ALG)	April 16, 2009
GGP-Moreno Valley, Inc.	09-12147 (ALG)	April 16, 2009
GGP-Newgate Mall, LLC	09-12148 (ALG)	April 16, 2009
GGP-NewPark, Inc.	09-12149 (ALG)	April 16, 2009
GGP-NewPark L.L.C.	09-12004 (ALG)	April 16, 2009
GGP-North Point, Inc.	09-12150 (ALG)	April 16, 2009
GGP-North Point Land L.L.C.	09-12016 (ALG)	April 16, 2009
GGP-Pecanland, Inc.	09-12151 (ALG)	April 16, 2009
GGP-Pecanland, L.P.	09-11990 (ALG)	April 16, 2009
GGP-Pecanland II, L.P.	09-11991 (ALG)	April 16, 2009
GGP-Redlands Mall L.L.C.	09-12152 (ALG)	April 16, 2009
GGP-Redlands Mall, L.P.	09-11973 (ALG)	April 16, 2009
GGP-South Shore Partners, Inc.	09-12153 (ALG)	April 16, 2009
GGP-Steeplegate, Inc.	09-12154 (ALG)	April 16, 2009
GGP-Tucson Land L.L.C.	09-11975 (ALG)	April 16, 2009
GGP-Tucson Mall L.L.C.	09-12155 (ALG)	April 16, 2009
GGP-UC L.L.C.	09-12156 (ALG)	April 16, 2009
Grand Canal Shops II, LLC	09-12157 (ALG)	April 16, 2009
Grandville Mall, Inc.	09-12159 (ALG)	April 16, 2009
Grandville Mall II, Inc.	09-12158 (ALG)	April 16, 2009
Greengate Mall, Inc.	09-12160 (ALG)	April 16, 2009
Greenwood Mall Land, LLC	09-12161 (ALG)	April 16, 2009
Harbor Place Associates Limited Partnership	09-12009 (ALG)	April 16, 2009
Harborplace Borrower, LLC	09-12162 (ALG)	April 16, 2009
HHP Government Services, Limited Partnership	09-11996 (ALG)	April 16, 2009
Hickory Ridge Village Center, Inc.	09-12163 (ALG)	April 16, 2009
HMF Properties, LLC	09-12164 (ALG)	April 16, 2009
Ho Retail Properties I Limited Partnership	09-11997 (ALG)	April 16, 2009
Ho Retail Properties II Limited Partnership	09-12165 (ALG)	April 16, 2009
Hocker Oxmoor, LLC	09-12166 (ALG)	April 16, 2009
Hocker Oxmoor Partners, LLC	09-12167 (ALG)	April 16, 2009
Howard Hughes Canyon Pointe Q4, LLC	09-12168 (ALG)	April 16, 2009

Debtor	Case Number	Date Filed
The Howard Hughes Corporation	09-12169 (ALG)	April 16, 2009
Howard Hughes Properties, Inc.	09-12170 (ALG)	April 16, 2009
Howard Hughes Properties, Limited Partnership	09-12171 (ALG)	April 16, 2009
Howard Hughes Properties IV, LLC	09-12172 (ALG)	April 16, 2009
Howard Hughes Properties V, LLC	09-12173 (ALG)	April 16, 2009
HRD Parking, Inc.	09-12174 (ALG)	April 16, 2009
HRD Remainder, Inc.	09-12175 (ALG)	April 16, 2009
Hulen Mall, LLC	09-12176 (ALG)	April 16, 2009
The Hughes Corporation	09-12177 (ALG)	April 16, 2009
Kapiolani Condominium Development, LLC	09-12178 (ALG)	April 16, 2009
Kapiolani Retail, LLC	09-12179 (ALG)	April 16, 2009
Knollwood Mall, Inc.	09-12180 (ALG)	April 16, 2009
La Place Shopping, L.P.	09-11974 (ALG)	April 16, 2009
Lakeside Mall Holding, LLC	09-12181 (ALG)	April 16, 2009
Lakeside Mall Property, LLC	09-12182 (ALG)	April 16, 2009
Lakeview Square Limited Partnership	09-12183 (ALG)	April 16, 2009
Land Trust No. 89433	09-12184 (ALG)	April 16, 2009
Land Trust No. 89434	09-12185 (ALG)	April 16, 2009
Land Trust No. FHB-TRES 200601	09-12186 (ALG)	April 16, 2009
Land Trust No. FHB-TRES 200602	09-12187 (ALG)	April 16, 2009
Landmark Mall L.L.C.	09-12188 (ALG)	April 16, 2009
Lansing Mall Limited Partnership	09-11989 (ALG)	April 16, 2009
Lincolnshire Commons, LLC	09-12031 (ALG)	April 16, 2009
Lockport L.L.C.	09-11966 (ALG)	April 16, 2009
Lynnhaven Holding L.L.C.	09-12189 (ALG)	April 16, 2009
Lynnhaven Mall L.L.C.	09-12190 (ALG)	April 16, 2009
Majestic Partners-Provo, LLC	09-12017 (ALG)	April 16, 2009
Mall of Louisiana Holding, Inc.	09-12191 (ALG)	April 16, 2009
Mall of Louisiana Land, LP	09-12192 (ALG)	April 16, 2009
Mall of Louisiana Land Holding, LLC	09-12193 (ALG)	April 16, 2009
Mall of the Bluffs, LLC	09-12194 (ALG)	April 16, 2009
Mall St. Matthews Company, LLC	09-12195 (ALG)	April 16, 2009
Mall St. Vincent, Inc.	09-12196 (ALG)	April 16, 2009
Mall St. Vincent, L.P.	09-12197 (ALG)	April 16, 2009
Mayfair Mall, LLC	09-12198 (ALG)	April 16, 2009
MSAB Holdings, Inc.	09-12199 (ALG)	April 16, 2009
MSAB Holdings L.L.C.	09-12200 (ALG)	April 16, 2009
MSM Property L.L.C.	09-12201 (ALG)	April 16, 2009
Natick Retail, LLC	09-12202 (ALG)	April 16, 2009
New Orleans Riverwalk Associates	09-11998 (ALG)	April 16, 2009
New Orleans Riverwalk Limited Partnership	09-11999 (ALG)	April 16, 2009
Newgate Mall Land Acquisition, LLC	09-12203 (ALG)	April 16, 2009

Debtor	Case Number	Date Filed
Newpark Anchor Acquisition, LLC	09-12019 (ALG)	April 16, 2009
NewPark Mall L.L.C.	09-12204 (ALG)	April 16, 2009
North Plains Mall, LLC	09-12205 (ALG)	April 16, 2009
North Star Anchor Acquisition, LLC	09-12206 (ALG)	April 16, 2009
North Star Mall, LLC	09-12207 (ALG)	April 16, 2009
North Town Mall, LLC	09-12208 (ALG)	April 16, 2009
Northgate Mall L.L.C.	09-12209 (ALG)	April 16, 2009
NSMJV, LLC	09-12210 (ALG)	April 16, 2009
Oakwood Hills Mall, LLC	09-12211 (ALG)	April 16, 2009
Oakwood Shopping Center Limited Partnership	09-11985 (ALG)	April 16, 2009
Oglethorpe Mall L.L.C.	09-12212 (ALG)	April 16, 2009
Oklahoma Mall L.L.C.	09-12213 (ALG)	April 16, 2009
OM Borrower, LLC	09-12214 (ALG)	April 16, 2009
One Willow Company, LLC	09-12215 (ALG)	April 16, 2009
Orem Plaza Center Street, LLC	09-12216 (ALG)	April 16, 2009
Owings Mills Limited Partnership	09-12217 (ALG)	April 16, 2009
Park Mall, Inc.	09-12218 (ALG)	April 16, 2009
Park Mall L.L.C.	09-12219 (ALG)	April 16, 2009
Park Square Limited Partnership	09-12022 (ALG)	April 16, 2009
Parke West, LLC	09-12003 (ALG)	April 16, 2009
Parkside Limited Partnership	09-12021 (ALG)	April 16, 2009
Parkview Office Building Limited Partnership	09-12020 (ALG)	April 16, 2009
PDC Community Centers L.L.C.	09-12220 (ALG)	April 16, 2009
PDC-Eastridge Mall L.L.C.	09-12221 (ALG)	April 16, 2009
PDC-Red Cliffs Mall L.L.C.	09-12222 (ALG)	April 16, 2009
Peachtree Mall L.L.C.	09-12223 (ALG)	April 16, 2009
Pecanland Anchor Acquisition, LLC	09-12224 (ALG)	April 16, 2009
Phase II Mall Subsidiary, LLC	09-12032 (ALG)	April 16, 2009
Piedmont Mall, L.L.C.	09-12225 (ALG)	April 16, 2009
Pierre Bossier Mall, LLC	09-12226 (ALG)	April 16, 2009
Pine Ridge Mall L.L.C.	09-12227 (ALG)	April 16, 2009
Pines Mall Partners	09-11970 (ALG)	April 16, 2009
Pioneer Office Limited Partnership	09-12228 (ALG)	April 16, 2009
Pioneer Place Limited Partnership	09-12229 (ALG)	April 16, 2009
Price Development Company, Limited Partnership	09-12010 (ALG)	April 16, 2009
Price Development TRS, Inc.	09-12230 (ALG)	April 16, 2009
Price Financing Partnership, L.P.	09-11994 (ALG)	April 16, 2009
Price GP L.L.C.	09-11995 (ALG)	April 16, 2009
Price-ASG L.L.C.	09-12231 (ALG)	April 16, 2009
Prince Kuhio Plaza, Inc.	09-12232 (ALG)	April 16, 2009
Providence Place Holdings, LLC	09-12233 (ALG)	April 16, 2009
RASCAP Realty, Ltd.	09-11967 (ALG)	April 16, 2009

Debtor	Case Number	Date Filed
Redlands Land Acquisition Company L.L.C.	09-12234 (ALG)	April 16, 2009
Redlands Land Acquisition Company LP	09-12235 (ALG)	April 16, 2009
Redlands Land Holding L.L.C.	09-12236 (ALG)	April 16, 2009
Ridgedale Center, LLC	09-12237 (ALG)	April 16, 2009
Rio West L.L.C.	09-12238 (ALG)	April 16, 2009
River Falls Mall, LLC	09-12239 (ALG)	April 16, 2009
River Hills Land, LLC	09-12240 (ALG)	April 16, 2009
River Hills Mall, LLC	09-12241 (ALG)	April 16, 2009
Rogue Valley Mall L.L.C.	09-12242 (ALG)	April 16, 2009
Rogue Valley Mall Holding L.L.C.	09-12243 (ALG)	April 16, 2009
Rouse LLC	09-11979 (ALG)	April 16, 2009
The Rouse Company LP	09-11983 (ALG)	April 16, 2009
The Rouse Company at Owings Mills, LLC	09-12244 (ALG)	April 16, 2009
The Rouse Company BT, LLC	09-12036 (ALG)	April 16, 2009
The Rouse Company of Florida, LLC	09-12245 (ALG)	April 16, 2009
The Rouse Company of Louisiana, LLC	09-12246 (ALG)	April 16, 2009
The Rouse Company of Michigan, LLC	09-12247 (ALG)	April 16, 2009
The Rouse Company of Minnesota, LLC	09-12248 (ALG)	April 16, 2009
The Rouse Company of Ohio, LLC	09-12249 (ALG)	April 16, 2009
The Rouse Company Operating Partnership LP	09-12037 (ALG)	April 16, 2009
Rouse F.S., LLC	09-12250 (ALG)	April 16, 2009
Rouse Office Management of Arizona, LLC	09-12251 (ALG)	April 16, 2009
Rouse Providence LLC	09-12252 (ALG)	April 16, 2009
Rouse Ridgedale, LLC	09-12253 (ALG)	April 16, 2009
Rouse Ridgedale Holding, LLC	09-12254 (ALG)	April 16, 2009
Rouse SI Shopping Center, LLC	09-12023 (ALG)	April 16, 2009
Rouse Southland, LLC	09-12255 (ALG)	April 16, 2009
Rouse-Arizona Center, LLC	09-12256 (ALG)	April 16, 2009
Rouse-Arizona Retail Center Limited Partnership	09-12012 (ALG)	April 16, 2009
Rouse-Fairwood Development Corporation	09-12257 (ALG)	April 16, 2009
Rouse-New Orleans, LLC	09-12258 (ALG)	April 16, 2009
Rouse-Oakwood Shopping Center, LLC	09-12259 (ALG)	April 16, 2009
Rouse-Orlando, LLC	09-12260 (ALG)	April 16, 2009
Rouse-Phoenix Cinema, LLC	09-12261 (ALG)	April 16, 2009
Rouse-Phoenix Corporate Center Limited Partnership	09-12262 (ALG)	April 16, 2009
Rouse-Phoenix Development Company, LLC	09-12263 (ALG)	April 16, 2009
Rouse-Phoenix Master Limited Partnership	09-12013 (ALG)	April 16, 2009
Rouse-Phoenix Theatre Limited Partnership	09-12011 (ALG)	April 16, 2009
Rouse-Portland, LLC	09-12264 (ALG)	April 16, 2009
RS Properties Inc.	09-12265 (ALG)	April 16, 2009
Saint Louis Galleria L.L.C.	09-12266 (ALG)	April 16, 2009
Saint Louis Galleria Anchor Acquisition, LLC	09-12267 (ALG)	April 16, 2009

Debtor	Case Number	Date Filed
Saint Louis Galleria Holding L.L.C.	09-12268 (ALG)	April 16, 2009
Saint Louis Land L.L.C.	09-12014 (ALG)	April 16, 2009
Seaport Marketplace, LLC	09-11964 (ALG)	April 16, 2009
Seaport Marketplace Theatre, LLC	09-11965 (ALG)	April 16, 2009
Sierra Vista Mall, LLC	09-12269 (ALG)	April 16, 2009
Sikes Senter, LLC	09-12270 (ALG)	April 16, 2009
Silver Lake Mall, LLC	09-12271(ALG)	April 16, 2009
Sixty Columbia Corporate Center, LLC	09-12272 (ALG)	April 16, 2009
Sooner Fashion Mall L.L.C.	09-12273 (ALG)	April 16, 2009
South Shore Partners, L.P.	09-11993 (ALG)	April 16, 2009
South Street Seaport Limited Partnership	09-11963 (ALG)	April 16, 2009
Southlake Mall L.L.C.	09-12274 (ALG)	April 16, 2009
Southland Center, LLC	09-12015 (ALG)	April 16, 2009
Southland Center Holding, LLC	09-12275 (ALG)	April 16, 2009
Southland Mall, Inc.	09-12276 (ALG)	April 16, 2009
Southland Mall, L.P.	09-11992 (ALG)	April 16, 2009
Southwest Denver Land L.L.C.	09-12277 (ALG)	April 16, 2009
Southwest Plaza L.L.C.	09-12278 (ALG)	April 16, 2009
Spring Hill Mall L.L.C.	09-12279 (ALG)	April 16, 2009
St. Cloud Land L.L.C.	09-12280 (ALG)	April 16, 2009
St. Cloud Mall L.L.C.	09-12033 (ALG)	April 16, 2009
St. Cloud Mall Holding L.L.C.	09-12281 (ALG)	April 16, 2009
Stonestown Shopping Center L.L.C.	09-12282 (ALG)	April 16, 2009
Stonestown Shopping Center, L.P.	09-12283 (ALG)	April 16, 2009
Summerlin Centre, LLC	09-12284 (ALG)	April 16, 2009
Summerlin Corporation	09-12285 (ALG)	April 16, 2009
Three Rivers Mall L.L.C.	09-12286 (ALG)	April 16, 2009
Three Willow Company, LLC	09-12287 (ALG)	April 16, 2009
Town East Mall, LLC	09-12288 (ALG)	April 16, 2009
Tracy Mall, Inc.	09-12289 (ALG)	April 16, 2009
Tracy Mall Partners, L.P.	09-12290 (ALG)	April 16, 2009
Tracy Mall Partners I L.L.C.	09-12291 (ALG)	April 16, 2009
Tracy Mall Partners II, L.P.	09-12292 (ALG)	April 16, 2009
TRC Co-Issuer, Inc.	09-11984 (ALG)	April 16, 2009
TRC Willow, LLC	09-12293 (ALG)	April 16, 2009
Tucson Anchor Acquisition, LLC	09-11976 (ALG)	April 16, 2009
TV Investment, LLC	09-12294 (ALG)	April 16, 2009
Two Arizona Center, LLC	09-12295 (ALG)	April 16, 2009
Two Willow Company, LLC	09-12296 (ALG)	April 16, 2009
Tysons Galleria L.L.C.	09-12297 (ALG)	April 16, 2009
U.K.-American Properties, Inc.	09-12298 (ALG)	April 16, 2009
Valley Hills Mall, Inc.	09-12299 (ALG)	April 16, 2009

Debtor	Case Number	Date Filed
Valley Hills Mall L.L.C.	09-12034 (ALG)	April 16, 2009
Valley Plaza Anchor Acquisition, LLC	09-12300 (ALG)	April 16, 2009
VCK Business Trust	09-12301 (ALG)	April 16, 2009
Victoria Ward Center L.L.C.	09-12302 (ALG)	April 16, 2009
Victoria Ward Entertainment Center, L.L.C.	09-12303 (ALG)	April 16, 2009
Victoria Ward, Limited	09-12304 (ALG)	April 16, 2009
Victoria Ward Services, Inc.	09-12305 (ALG)	April 16, 2009
The Village of Cross Keys, LLC	09-12306 (ALG)	April 16, 2009
Visalia Mall L.L.C.	09-12307 (ALG)	April 16, 2009
Visalia Mall, L.P.	09-12309 (ALG)	April 16, 2009
Vista Commons, LLC	09-12308 (ALG)	April 16, 2009
Vista Ridge Mall, LLC	09-12310 (ALG)	April 16, 2009
VW Condominium Development, LLC	09-12311 (ALG)	April 16, 2009
Ward Gateway-Industrial-Village, LLC	09-12312 (ALG)	April 16, 2009
Ward Plaza-Warehouse, LLC	09-12313 (ALG)	April 16, 2009
Weeping Willow RNA, LLC	09-12314 (ALG)	April 16, 2009
West Kendall Holdings, LLC	09-12315 (ALG)	April 16, 2009
Westwood Mall, LLC	09-12316 (ALG)	April 16, 2009
White Marsh General Partnership	09-12000 (ALG)	April 16, 2009
White Marsh Mall Associates	09-12001 (ALG)	April 16, 2009
White Marsh Mall LLC	09-12317 (ALG)	April 16, 2009
White Marsh Phase II Associates	09-12002 (ALG)	April 16, 2009
White Mountain Mall, LLC	09-12318 (ALG)	April 16, 2009
Willow SPE, LLC	09-12319 (ALG)	April 16, 2009
Willowbrook II, LLC	09-12320 (ALG)	April 16, 2009
Willowbrook Mall, LLC	09-12321 (ALG)	April 16, 2009
Woodbridge Center Property, LLC	09-12322 (ALG)	April 16, 2009
The Woodlands Mall Associates, LLC	09-12323 (ALG)	April 16, 2009
10 CCC Business Trust	09-12457 (ALG)	April 22, 2009
20 CCC Business Trust	09-12458 (ALG)	April 22, 2009
30 CCC Business Trust	09-12459 (ALG)	April 22, 2009
Burlington Town Center II LLC	09-12477 (ALG)	April 22, 2009
Capital Mall, Inc.	09-12480 (ALG)	April 22, 2009
Capital Mall L.L.C.	09-12462 (ALG)	April 22, 2009
GGP-Columbiana Trust	09-12464 (ALG)	April 22, 2009
GGP-Gateway Mall, Inc.	09-12481 (ALG)	April 22, 2009
GGP-Gateway Mall L.L.C.	09-12467 (ALG)	April 22, 2009
GGP-Mall of Louisiana, Inc.	09-12478 (ALG)	April 22, 2009
GGP-Mall of Louisiana II, L.P.	09-12482 (ALG)	April 22, 2009
Grand Traverse Mall Holding, Inc.	09-12483 (ALG)	April 22, 2009
Grand Traverse Mall Partners, LP	09-12469 (ALG)	April 22, 2009
Greenwood Mall, Inc.	09-12484 (ALG)	April 22, 2009

Debtor	Case Number	Date Filed
Greenwood Mall L.L.C.	09-12471 (ALG)	April 22, 2009
Kalamazoo Mall, Inc.	09-12485 (ALG)	April 22, 2009
Kalamazoo Mall L.L.C.	09-12472 (ALG)	April 22, 2009
Lancaster Trust	09-12473 (ALG)	April 22, 2009
Mondawmin Business Trust	09-12474 (ALG)	April 22, 2009
PARCIT-IIP Lancaster Venture	09-12486 (ALG)	April 22, 2009
Parcity L.L.C.	09-12487 (ALG)	April 22, 2009
Parcity Trust	09-12488 (ALG)	April 22, 2009
Park City Holding, Inc.	09-12489 (ALG)	April 22, 2009
PC Lancaster L.L.C.	09-12490 (ALG)	April 22, 2009
PC Lancaster Trust	09-12491 (ALG)	April 22, 2009
Running Brook Business Trust	09-12475 (ALG)	April 22, 2009
Stonestown Shopping Center Holding L.L.C.	09-12479 (ALG)	April 22, 2009
Town Center East Business Trust	09-12476 (ALG)	April 22, 2009

Operating Properties
Retail Properties:
Ala Moana Center (Honolulu, Hawaii)
Alameda Plaza (Pocatello, Idaho)
Animas Valley Mall (Farmington, New Mexico)
Apache Mall (Rochester, Minnesota)
Arizona Center (Phoenix, Arizona)
Augusta Mall (Augusta, Georgia)
Austin Bluffs Plaza (Colorado Springs, Colorado)
Bailey Hills Village (Eugene, Oregon)
Baskin Robbins (Idaho Falls, Idaho)
Bay City Mall (Bay City, Michigan)
Bayshore Mall (Eureka, California)
Beachwood Place (Beachwood, Ohio)
Bellis Fair Mall (Bellingham, Washington)
Birchwood Mall (Port Huron, Michigan)
Boise Town Plaza and Square (Boise, Idaho)
Brass Mill Center(Waterbury, Connecticut)
Burlington Town Center (Burlington, Vermont)
Cache Valley & Marketplace (Logan, Utah)
Canyon Point Village Center (Summerlin, Nevada)
Capital Mall (Jefferson City, Missouri)
Century Plaza (Birmingham, Alabama)
Chapel Hills Mall (Colorado Springs, Colorado)
Chico Mall (Chico, California)
Chula Vista Center (Chula Vista, California)
Collin Creek Mall (Plano, Texas)
Colony Square (Zanesville, Ohio)
Columbia Mall (Columbia, Missouri)
Columbiana Centre (Columbia, South Carolina)
Coronado Center (Albuquerque, New Mexico)
Cottonwood Square (Salt Lake City, Utah)
Country Hills Plaza (Ogden, Utah)
Crossroads Center (St. Cloud, Minnesota)
Deerbrook Mall(Humble, Texas)
Division Crossing (Portland, Oregon)
Eagle Ridge Mall (Lake Wales, Florida)
Eastridge Mall (Casper, Wyoming)
Eastridge Shopping Center (San Jose, California)
Eden Prairie Center (Eden Prairie, Minnesota)
Elk Grove Promenade (Elk Grove, California)
Fallbrook Center (West Hills, California)
Faneuil Hall Marketplace (Boston, Massachusetts)
Fashion Place Mall (Murray, Utah)
Fashion Show Mall (Las Vegas, Nevada)
Foothills Mall (Fort Collins, Colorado)
Fort Union (Salt Lake City, Utah)
Four Seasons Town Center (Greensboro, North Carolina)
Fox River Mall & Plaza North (Appleton, Wisconsin)
Fremont Plaza (Las Vegas, Nevada)
Gateway Crossing (Bountiful, Utah)
*Gateway Mall (Springfield, Oregon)
Gateway Overlook (Baltimore, Maryland)
Glenbrook Square (Fort Wayne, Indiana)

Grand Teton Mall & Plaza (Idaho Falls, Idaho)
Grand Traverse Mall (Traverse City, Michigan)
Greenwood Mall (Bowling Green, Kentucky)
Halsey Crossing (Gresham, Oregon)
Harborplace (Baltimore, Maryland)
Hulen Mall (Ft. Worth, Texas)
Jordan Creek (West Des Moines, Iowa)
Knollwood Mall (St. Louis Park, Minnesota)
Lakeside Mall (Sterling Heights, Michigan)
Lakeview Square (Battle Creek, Michigan)
Landmark Mall (Alexandria, Virginia)
Lansing Mall (Lansing, Michigan)
Lincolnshire Commons (Lincolnshire, Illinois)
Lockport Mall (Lockport, New York)
Lynnhaven Mall (Virginia Beach, Virginia)
Mall of Louisiana(Baton Rouge, Louisiana)
Mall of the Bluffs (Council Bluffs, Iowa)
Mall St. Matthews (Louisville, Kentucky)
Mall St. Vincent (Shreveport, Louisiana)
Marketplace Shopping Center (Champaign, Illinois)
Mayfair Mall (Wauwatosa, Wisconsin)
Mondawmin (Baltimore, Maryland)
Moreno Valley Mall (Moreno Valley, California)
Newgate Mall (Ogden, Utah)
Newpark Mall (Newark, California)
North Plains Mall (Clovis, New Mexico)
North Point Mall (Alpharetta, Georgia)
North Star Mall (San Antonio, Texas)
Northgate Mall (Chattanooga, Tennessee)
Northridge Fashion Center (Northridge, California)
Northtown Mall (Spokane, Washington)
Oakwood Mall (Eau Claire, Wisconsin)
Oakwood Shopping Center (Gretna, Louisiana)
Oglethorpe Mall (Savannah, Georgia)
Orem Plaza Center Street (Orem, Utah)
Orem Plaza State Street (Orem, Utah)
Oviedo Marketplace (Oviedo, Florida)
Owings Mills Mall (Owings Mills, Maryland)
Oxmoor Center (Louisville, Kentucky)
Park City Center (Lancaster, Pennsylvania)
Park Place (Tucson, Arizona)
Park West (Peoria, Arizona)
Peachtree Mall (Columbus, Georgia)
Pecanland Mall (Monroe, Louisiana)
Piedmont Mall (Danville, Virginia)
Pierre Bossier (Bossier City, Louisiana)
Pine Ridge Mall (Pocatello, Idaho)
Pioneer Place (Portland, Oregon)
Plaza 800 (Sparks, Nevada)
Plaza 9400 (Sandy, UTA)
Prince Kuhio Plaza (Hilo, Hawaii)
Providence Place (Providence, Rhode Island)
Red Cliffs Mall (St. George, Utah)
Red Cliffs Plaza (St. George, Utah)
Redlands Mall (Redlands, California)
Regency Square Mall (Jacksonville, Florida)

Ridgedale Center (Minnetonka, Minnesota)
Rio West Mall (Gallup, New Mexico)
River Falls Mall (Clarksville, Indiana)
River Hills Mall (Mankato, Minnesota)
River Pointe Plaza (West Jordan, Utah)
Riverlands Shopping Center (La Place, Louisiana)
Riverside Plaza (Provo, Utah)
Rivertown Crossings (Grandville, Michigan)
Riverwalk Markeplace (New Orleans, Louisiana)
Rogue Valley Mall (Medford, Oregon)
Running Brook Convenience Center (Columbia, Maryland)
Saint Louis Galleria (St. Louis, Missouri)
Salem Center (Salem, Oregon)
Sikes Senter Mall (Wichita Falls, Texas)
Silver Lake Mall (Coeur d’Alene, Idaho)
Sooner Mall (Norman, Oklahoma)
Southshore Mall (Aberdeen, Washington)
South Street Seaport (New York, New York)
Southlake Mall (Morrow, Georgia)
Southland Center (Taylor, Michigan)
Southland Mall (Hayward, California)
Southwest Plaza (Littleton, Colorado)
Spring Hill Mall (West Dundee, Illinois)
Staten Island Mall (Staten Island, New York)
Steeplegate Mall (Concord, New Hampshire)
Stonestown Center (San Francisco, California)
The Boulevard Mall (Las Vegas, Nevada)
The Crossroads Mall (Portage, Michigan)
The Gallery at Harborplace (Baltimore, Maryland)
The Grand Canal Shoppes at the Venetian (Las Vegas, Nevada)
The Maine Mall (South Portland, Maine)
The Mall at Sierra Vista (Sierra Vista, Arizona)
The Pines Mall (Pine Bluff, Arkansas)
The Shops at Fallen Timbers (Maumee, Ohio)
The Shoppes at the Palazzo(Las Vegas, Nevada)
The Village at Jordan Creek (West Des Moines, Iowa
The Woodlands Mall (The Woodlands, Texas)
Three Rivers Mall (Kelso, Washington)
Town East Mall (Mesquite, Texas)
Tucson Mall (Tucson, Arizona)
Twin Falls Crossing (Twin Falls, Idaho)
Tysons Galleria (McLean, Virginia)
University Crossing (Orem, Utah)
Valley Hills Mall (Hickory, North Carolina)
Valley Plaza (Bakersfield, California)
Village of Cross Keys (Baltimore, Maryland)
Visalia Mall (Visalia, California)
Vista Commons (Summerlin, Nevada)
Vista Ridge Mall (Lewisville, Texas)
Ward Centers(Honolulu, Hawaii)
Washington Park Mall (Bartlesville, Oklahoma)
West Valley Mall (Tracy, California)
Westwood Mall (Jackson, Michigan)
White Marsh Mall (Baltimore, Maryland)
White Mountain Mall (Rock Springs, Wyoming)
Willowbrook Mall (Wayne, New Jersey)

Woodbridge Center (Woodbridge, New Jersey)
Woodlands Village (Flagstaff, Arizona)
Yellowstone Square & Shop(Idaho Falls, Idaho)
Office Properties:
10 Columbia Corpora Center (Columbia, Maryland)
20 Columbia Corporate Center (Columbia, Maryland)
30 Columbia Corporate Center (Columbia, Maryland)
Canyons Center (Las Vegas, Nevada)
Columbia Association Center (Columbia, Maryland)
Columbia Exhibit Building(Columbia, Maryland)
Columbia Parkside Building (Columbia, Maryland)
Columbia Park Square Building (Columbia, Maryland)
Columbia Park View Building (Columbia, Maryland)
Corporate Pointe North #2(Las Vegas, Nevada)
Corporate Pointe North #3 (Las Vegas, Nevada)
Columbia Ridgely Building #3 (Columbia, Maryland)
Hillshire Property (Las Vegas, Nevada)
Howard Hughes Plaza (Las Vegas, Nevada)
Plaza East (Las Vegas, Nevada)
Plaza West (Las Vegas, Nevada)
The Crossing Business Center (Las Vegas, Nevada)
Master Planned Communities:
Summerlin (Summerlin, Nevada)
Properties Under Development:
Cottonwood Mall (Holladay, Utah)
Kendall Town Center (Miami, Florida)
Nouvelle at Natick (Natick, Massachusetts)
Provo Plaza (Provo, UTA)
Redlands Promenade (Redlands, California)
The Bridges at Mint Hill (Mint Hill, North Carolina)
The Shops at Summerlin Centre (Summerlin, Nevada)